SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

AI Era Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

144 Main Street, Mt. Kisco, NY	10549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 336-2398

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.(b) Departure of Principal Officer

On May 7, 2026, Dr. Ahmad Moradi resigned as Chief Executive Officer of AI Era Corp. (the “Company”), effective immediately on May 7, 2026 (the “Termination Date”). Dr. Moradi’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In connection with his resignation, the Company and Dr. Moradi entered into a Separation and Release Agreement dated May 8, 2026 (the “Separation Agreement”). Pursuant to the Separation Agreement, Dr. Moradi will receive only his accrued but unpaid base salary, pro-rated remote-work stipend (subject to documentation), and any approved unreimbursed business expenses through the Termination Date (the “Final Compensation”), payable within seven days of the Termination Date. The Separation Agreement confirms that Dr. Moradi is not entitled to any severance payments, accelerated vesting of equity, consulting fees, benefits continuation, or any other termination benefits under his Employment Agreement dated March 1, 2026. The Separation Agreement also contains a mutual general release of claims (including a release of claims under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act) and Dr. Moradi’s reaffirmation of his surviving post-termination obligations under the Employment Agreement (including confidentiality, non-competition, non-solicitation, and non-disparagement covenants).

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement, dated May 8, 2026, by and between AI Era Corp. and Dr. Ahmad Moradi (filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Era Corp.

By: /s/ Chiyuan Deng
Chiyuan Deng
President and Director

Date: May 11, 2026

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